Exhibit 99.1

BEAR, STEARNS & CO. INC.
ATLANTA • BOSTON • CHICAGO	ASSET-BACKED SECURITIES GROUP
DALLAS • LOS ANGELES • NEW YORK • SAN FRANCISCO	383 Madison Avenue
FRANKFURT • GENEVA • HONG KONG	New York, N.Y. 10179
LONDON • PARIS • TOKYO	(212) 272-2000

New Issue Computational Materials

(Part I of II)

$1,073,976,000 (Approximate)

People’s Choice Home Loan Securities Trust Series 2005-2

Issuer

People’s Choice Home Loan Securities Corp.

Depositor

People’s Choice Funding, Inc.

Seller

April 12th, 2005

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

BEAR, STEARNS & CO. INC.
ATLANTA • BOSTON • CHICAGO	ASSET-BACKED SECURITIES GROUP
DALLAS • LOS ANGELES • NEW YORK • SAN FRANCISCO	383 Madison Avenue
FRANKFURT • GENEVA • HONG KONG	New York, N.Y. 10179
LONDON • PARIS • TOKYO	(212) 272-2000

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the “Information”) may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information,” please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

THE INFORMATION HEREIN HAS BEEN PROVIDED SOLELY BY BEAR, STEARNS & CO. INC. NEITHER THE ISSUER OF THE NOTES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust Series 2005-2 Page 1

$1,073,976,000 (Approximate)

Characteristics of the Notes (a), (b), (c)

Offered Notes	Approximate Note Balance	Coupon	Avg Life To Call (years)	Principal Lockout/ Window (months)	Final Scheduled Maturity Date	Initial Credit Support	Expected Ratings (Moody’s/S&P)(f)
1A1	281,774,000	(d)(e)	1.00	0/22	9/25/2024	21.55%	Aaa / AAA
1A2	288,521,000	(d)(e)	3.00	21/61	2/25/2034	21.55%	Aaa / AAA
1A3	43,822,000	(d)(e)	6.83	81/1	5/25/2035	21.55%	Aaa / AAA
2A1	200,017,000	(d)(e)	2.33	0/82	5/25/2035	21.55%	Aaa / AAA
2A2	50,004,000	(d)(e)	2.33	0/82	5/25/2035	21.55%	Aaa / AAA
M1	40,205,000	(d)(e)	4.88	44/38	5/25/2035	17.90%	Aa1 / AA+
M2	35,799,000	(d)(e)	4.78	42/40	5/25/2035	14.65%	Aa2 / AA
M3	21,480,000	(d)(e)	4.72	40/42	5/25/2035	12.70%	Aa3 / AA
M4	20,378,000	(d)(e)	4.69	39/43	5/25/2035	10.85%	A1/ AA-
M5	17,624,000	(d)(e)	4.66	39/43	5/25/2035	9.25%	A2 / A+
M6	17,624,000	(d)(e)	4.64	38/44	5/25/2035	7.65%	A3 / A
B1	15,421,000	(d)(e)	4.63	37/45	5/25/2035	6.25%	Baa1 / A-
B2	13,769,000	(d)(e)	4.61	37/45	5/25/2035	5.00%	Baa2 / BBB+
B3	12,117,000	(d)(e)	4.61	37/45	5/25/2035	3.90%	Baa3 / BBB-
B4	15,421,000	(d)(e)	4.59	36/46	5/25/2035	2.50%	NR / BBB-

Notes:
(a) Fixed Rate Mortgage Loans:	4.6% CPR in month 1 for the fixed-rate Mortgage Loans, building to 23.0% CPR by month 12; on and after month 12, 23.0% CPR.

Adjustable Rate Mortgage Loans:	5.0% CPR in month 1, building to 27.0% by month 12; 27.0% CPR for months 12-23; 60.0% CPR for months 24-27; 30.0% CPR for months 28+

(b)	Transaction priced to a 10% clean-up call.

(c)	The principal balance of each Class of Notes is subject to a 5% variance.

(d)	The least of (a) One-Month LIBOR plus the related margin and (b) the Available Funds Cap and (c) the Maximum Note Rate.

(e)	If the 10% clean-up call is not exercised, the margins for the Class A Notes will double and the margins for the Class M and Class B Notes will increase by a 1.5x multiple.

(f)	Rating Agency Contacts: Moody’s: Keren Gabay (212) 553-2728 S&P: Becky Neary (212) 438-3026

Issuer:	People’s Choice Home Loan Securities Trust 2005-2

Seller:	People’s Choice Funding, Inc.

Depositor:	People’s Choice Home Loan Securities Corp.

Indenture Trustee:	HSBC Bank USA

Owner Trustee:	Wilmington Trust Company

Master Servicer and Securities Administrator:	Wells Fargo Bank, N.A. Wells Fargo Bank, N.A., in its capacity as Master Servicer, will actively monitor the Subservicer with respect to certain default management functions. The Subservicer will be required to receive Master Servicer approval of its decisions regarding certain specific primary servicing duties. These will include:

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust Series 2005-2 Page 2

(1)	Loss Mitigation:

	a.	Review and approval of repayment and/or forbearance plans involving a term of greater than six months

	b.	Review of short sale proposals

	c.	Review of deed-in-lieu decisions

(2)	Approval of REO listing values

(3)	Approval of loan modifications

(4)	Approval of foreclosure timelines if different from Fannie Mae required foreclosure timelines. No approval must be obtained for re-projections for legal matters that arise in the course of foreclosure (e. g., county delays in setting sale dates, proof of service, contested matters, title claims, legal issues such as temporary restraining orders, and Bankruptcy filings)

(5)	Approval of settlements proposed in the context of contested judicial foreclosures

(6)	Review and recalculation of net realized losses on Mortgage Loans

(7)	Oversight of hazard insurance claim filings in excess of $10,000

If the Subservicer requests Master Servicer approval, and does not receive a response within a time frame to be specified in the final Sale and Servicing Agreement, the
Subservicer will be permitted to treat its proposal as having been approved.

Servicer:	EMC Mortgage Corporation (“EMC”). As the Servicer, EMC will receive periodic servicing tapes from the Subservicer, review certain reports prepared by the Subservicer and track certain performance related triggers of the Subservicer.

EMC Mortgage Corporation (“EMC”) has a primary subprime mortgage servicer rating of SQ1 from Moody’s Investor Service, Above Average from Standard and Poor’s and RPS1 from Fitch Ratings.
Subservicer:	People’s Choice Home Loan, Inc. or an affiliate (“People’s Choice”) will sub-service the
Mortgage Loans. People’s Choice will service the Mortgage Loans in accordance with the provisions of the Servicing Agreement on behalf of the Servicer, in all cases, in the same manner and subject to the same terms as if the Subservicer were the “Servicer”
under the Servicing Agreement.

P& I Advances:	The Subservicer (or the Servicer if the Subservicer fails to do so) will be obligated to advance all payments of principal and interest that were due during the related Due
Period on the mortgage loans that were delinquent on the related Determination Date.
P&I Advances are required to be made only to the extent they are deemed, in the good faith judgment of the Subservicer, to be recoverable from related late collections or liquidation proceeds. The purpose of making P&I Advances is to maintain a regular cash flow to the noteholders, rather than to guarantee or insure against losses. In the event the
Subservicer or the Servicer fails in its obligation to make any such advance which is not deemed to be nonrecoverable, the Master Servicer will be obligated to make any such advance, to the extent required in the Sale and Servicing Agreement.

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust Series 2005-2 Page 3

Underwriters:	Lead Manager:	Bear, Stearns & Co. Inc.

	Co-Managers:	Lehman Brothers
Wachovia Securities

Swap Provider:		Bank of New York

The Notes:		People’s Choice Home Loan Securities Trust, Series 2005-2, will issue 15 classes of Notes (the “Notes”): The Class 1A1, Class 1A2 and Class 1A3 Notes (the “Class 1A Notes”); Class 2A1 Notes and Class 2A2 Notes (together the “Class 2A Notes” and together with the Class IA Notes the “Class A Notes”); the Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Notes (together, the “Class M Notes”); and the Class B1, Class B2, Class B3 and Class B4 Notes (together, the “Class B Notes”). The Class A Notes are also referred to herein as the “Senior Notes,” and the Class M Notes and Class B Notes are also referred to herein as the “Subordinate Notes.” The Senior Notes and the Subordinate Notes will be offered hereby (collectively, the “Offered Notes”).

Cut-off Date:		April 1, 2005

Expected Pricing Date:		On or about April 14, 2005

Closing Date:		On or about April 28, 2005

Payment Date:		The 25th day of each month or, if the 25th day is not a business day, on the next succeeding business day, beginning in May 2005.

Delay Days:		0 days.

Day Count:		Interest will accrue on the Offered Notes on the basis of a 360-day year and the actual number of days elapsed in each Accrual Period.

Record Date:		With respect to any Payment Date, the business day immediately preceding such Payment Date.

Accrual Period:		With respect to any Payment Date, the period beginning on the immediately preceding Payment Date (or on the Closing Date, in the case of the first Accrual Period) and ending on the day immediately preceding the related Payment Date.

Due Period:		With respect to any Payment Date, it is the one-month period beginning on the second day of the calendar month immediately preceding the month in which such Payment Date occurs and ending on the first day of the month in which such Payment Date occurs.

Form of Registration:		Book-Entry form, same day funds through DTC, Clearstream and Euroclear.

Tax Status:		For federal income tax purposes, the Notes will be characterized as indebtedness of the Trust. Although the Trust will be a taxable mortgage pool, it will not be subject to federal income taxation as a corporation so long as a real estate investment trust (a “REIT”) owns directly, or indirectly through a qualified REIT subsidiary, a 100% beneficial ownership interest in the equity interests in the Trust.

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust Series 2005-2 Page 4

ERISA Eligibility:	The Offered Notes are expected to be eligible for purchase by employee benefit plans or other retirement arrangements subject to ERISA or Section 4975 of the Internal Revenue Code of 1986, provided that certain conditions are satisfied (as described in the prospectus supplement).

SMMEA Treatment:	The Offered Notes will not constitute “mortgage related securities” for purposes of SMMEA.

Mortgage Loans:	The collateral pool will consist of two groups of Mortgage Loans. As of the Statistical Calculation Date, the two groups will have the following characteristics:

Loan Group I will consist of fixed-rate and adjustable-rate subprime home equity Mortgage Loans secured by 96.48% first liens and 3.52% second liens on mortgaged properties. Approximately 16.26% of Loan Group I will consist of Mortgage Loans that are initially interest-only Mortgage Loans. The interest-only loans have a weighted average remaining IO term of 58 months.

Loan Group II will consist of fixed-rate and adjustable-rate subprime home equity Mortgage Loans secured by 98.40% first liens and 1.60% second liens on mortgaged properties. Approximately 6.38% of Loan Group II will consist of Mortgage Loans that are initially interest-only Mortgage Loans. The interest-only loans have a weighted average remaining IO term of 58 months.

For collateral statistics please see the “Collateral Summary” herein.

Optional Redemption:	The majority holder of the equity interest in the Trust may, at its option, redeem the Offered Notes and terminate the Trust on any Payment Date when the Aggregate Stated Principal Balance is less than or equal to 10% of the balance of the Mortgage Loans as of the Cut-off Date (the “Initial Purchase Date”). If such holder does not do so within 90 days of the Initial Purchase Date the Subservicer or the Servicer may purchase the mortgage loans and any REO properties thereby terminating the Trust.

Spread Increase:	If the option to redeem the Offered Notes is not exercised on the Initial Purchase Date by the holder of the equity interest in the Trust (and the Trust is not otherwise terminated by Subservicer or Servicer, if such holder does not do so), then with respect to the next following Payment Date and each succeeding Payment Date thereafter, the margins on the Class A Notes will double and the margins on the Class M Notes and Class B Notes will increase by a 1.5x multiple.

Aggregate Servicing and Subservicing Fee:	50 basis points (0.50%) per annum on the outstanding principal balance of each Mortgage Loan as of the first day of any Due Period.

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust Series 2005-2 Page 5

Note Interest Rate:	With respect to the Notes, a per annum rate equal to the least of (a) One-Month LIBOR plus the applicable margin for such Class, (b) the Available Funds Cap and (c) the Maximum Note Rate.

Maximum Note Rate:	During the period when the Swap Agreement is in effect 15.00% per annum, and thereafter 12.85% per annum.

Accrued Note Interest:	With respect to any Payment Date and each class of Notes, the amount of interest accrued during the related Accrual Period on the related Note Balance as of the first day of the Accrual Period at the related Note Interest Rate.

Basis Risk Carry Forward Amount:	With respect to any Payment Date and any Class of Notes, the sum of (I) the excess, if any, of (a) interest at the lesser of (i) One-month LIBOR plus the related margin and (ii) the Maximum Note Rate over (b) interest at the Available Funds Cap, (II) any amount described in clause (I) above for such class remaining unpaid from prior Payment Dates and (III) interest on the amount in clause (II) above at such Notes’ applicable Note Interest Rate (without regard to the Available Funds Cap, but subject to a cap of the Maximum Note Rate.)

Available Funds Cap:	With respect to any Payment Date, a per annum rate equal to the product of (i) the quotient of (a) 360 divided by (b) the actual number of days in the Accrual Period, multiplied by (ii) the quotient of (a) the sum of (I) the total interest received or advanced on the mortgage loans for the related Due Period, minus (II) the Aggregate Expenses related to such Payment Date, plus (III) any amounts received by the Trust pursuant to the Swap Agreement for such Payment Date, minus (IV) any amounts paid by the Trust pursuant to the Swap Agreement on such Payment Date, divided by (b) the aggregate Note Balance as of the first day of the related Accrual Period.

Aggregate Expenses:	For any Payment Date, an amount equal to the sum of the Aggregate Servicing and Subservicing Fee and the combined fees of the Master Servicer, the Securities Administrator, the Indenture Trustee and the Owner Trustee.

Aggregate Stated Principal Balance:	As of any date of determination will be equal to the aggregate of the principal balances of the Mortgage Loans as of such date, after application of (i) scheduled principal payments due, whether or not received, and (ii) unscheduled principal payments.

Swap Agreement:	On the Closing Date, the Issuer will enter into a Swap Agreement with an initial notional amount of approximately $1,073,976,000. Under the Swap Agreement, on each Payment Date commencing May 25, 2005 (short period in the case of the first accrual period) the trust shall be obligated to pay an

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust Series 2005-2 Page 6

amount equal to 4.104% (per annum rate) on the swap notional amount to the Swap Provider based on a 30/360 day count convention, and the trust will be entitled to receive an amount equal to One-Month LIBOR on the swap notional amount from the Swap Provider based on an actual/360 day count convention, until the swap is retired. Only the net amount of the two obligations above will be paid by the appropriate party (“Net Swap Payment”). Shown below is the 48-month aggregate swap notional amount schedule, which generally has been derived by adding (A) for the first lien fixed rate collateral, a notional balance corresponding to 1.5x the pricing speed, (B) for the second lien fixed rate collateral, a notional balance corresponding to 50% CPR and (C) for the adjustable rate collateral (1) during the respective fixed rate period, a notional balance corresponding to 40.50% CPR and (2) during the respective adjustable rate period, zero, minus D) the Overcollateralization Target allocable to the remaining swap notional amount.

Period	Notional Balance $	Period	Notional Balance $
1	1,073,976,000	25	92,872,353
2	1,031,884,215	26	89,050,452
3	991,183,134	27	85,375,784
4	951,798,078	28	81,842,460
5	913,660,153	29	78,444,833
6	876,706,156	30	75,177,492
7	840,878,467	31	72,035,247
8	806,124,927	32	69,013,125
9	772,398,691	33	66,106,358
10	739,658,060	34	63,310,371
11	707,867,666	35	60,620,779
12	677,004,177	36	58,034,183
13	647,441,945	37	59,523,268
14	619,126,425	38	54,144,141
15	592,004,727	39	52,117,027
16	566,026,222	40	50,166,924
17	541,142,440	41	48,290,836
18	517,306,981	42	46,485,886
19	494,475,426	43	44,749,314
20	472,605,251	44	43,078,471
21	451,655,743	45	41,470,813
22	431,587,926	46	39,923,898
23	412,364,484	47	38,435,381
24	393,950,435	48	37,003,012

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust Series 2005-2 Page 7

Credit Enhancement:	For each class of Offered Notes, credit enhancement will consist of the following:

	(1)	Excess Interest (excluding Net Swap Payments received from the Swap Provider)

	(2)	Any Net Swap Payments received from the Swap Provider

	(3)	Overcollateralization (initially, approximately 2.50%)

	(4)	Subordination

		a.	Class A Notes from the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class B1, Class B2, Class B3 and Class B4 Notes

		b.	Class M1 Notes from the Class M2, Class M3, Class M4, Class M5, Class M6, Class B1, Class B2, Class B3 and Class B4 Notes

		c.	Class M2 Notes from the Class M3, Class M4, Class M5, Class M6, Class B1, Class B2, Class B3 and Class B4 Notes

		d.	Class M3 Notes from the Class M4, Class M5, Class M6, Class B1, Class B2, Class B3 and Class B4 Notes

		e.	Class M4 Notes from the Class M5, Class M6, Class B1, Class B2, Class B3 and Class B4 Notes

		f.	Class M5 Notes from the Class M6, Class B1, Class B2, Class B3 and Class B4 Notes

		g.	Class M6 Notes from the Class B1, Class B2, Class B3 and Class B4 Notes

		h.	Class B1 Notes from the Class B2, Class B3 and Class B4 Notes

		i.	Class B2 Notes from the Class B3 and Class B4 Notes

		j.	Class B3 Notes from the Class B4 Notes

The Class 2A2 Notes will be subordinated to the Class 2A1 Notes under the limited circumstances described under “Class A Principal Priority of Payments” below.

In the event of any undercollateralization, the amount of such undercollateralization will reduce the balance at which interest accrues on the Subordinate Notes in reverse order of priority. Any such reduction will be deemed a principal deficiency amount

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust Series 2005-2 Page 8

Overcollateralization Target Amount:	Prior to the Stepdown Date, 2.50% of the Cut-off Date Aggregate Stated Principal Balance. On or after the Stepdown Date, 5.00% of the aggregate outstanding principal balance of the Mortgage Loans, subject to a floor of 0.50% of the Cut-off Date Aggregate Stated Principal Balance; provided, however, that if a Trigger Event has occurred on the related Payment Date, the Overcollateralization Target Amount will be the same as the Overcollateralization Target Amount on the preceding Payment Date (i.e. no stepdown will occur).

Senior Enhancement Percentage:	With respect to any Payment Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the aggregate class principal amount of the Subordinate Notes and the Overcollateralized Amount (which, for purposes of this definition only, will not be less than zero) prior to any distributions on such Payment Date, and the denominator of which is the Aggregate Stated Principal Balance of the mortgage loans for such Payment Date, after giving effect to payments on such Payment Date.

Trigger Event:	A Trigger Event will have occurred if the three-month rolling average of the 60+ Day Delinquency percentage for the three prior Due Periods equals or exceeds 37.00% of the Senior Enhancement Percentage or if the cumulative realized losses exceeds the following percentage of the Cut-off Date Aggregate Stated Principal Balance on the respective Payment Date.

	Payment Date	Percentage
	37 – 48	3.40% for the first month, plus an additional 1/12th of 2.00% for each month thereafter
	49 – 60	5.40% for the first month, plus an additional 1/12th of 1.55% for each month thereafter
	61 – 72	6.95% for the first month, plus an additional 1/12th of 0.85% for each month thereafter
	73 – 84	7.80% for the first month, plus an additional 1/12th of 0.05% for each month thereafter
	85 +	7.85%

Stepdown Date:	The later to occur of (a) the Payment Date in May 2008, and (b) the first Payment Date on which the Senior Enhancement Percentage is greater than or equal to 43.10%.

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust Series 2005-2 Page 9

Interest Priority of Payments:	On each Payment Date, the interest received or advanced (as well as any payments received from the Swap Provider) will be paid in the following order of priority, in each case, to the extent of funds remaining:

	(1)	To pay the Servicing Fee (including the subservicing fee to the extent not previously retained by the Subservicer) and the combined Master Servicer, Securities Administrator, Indenture Trustee and Owner Trustee fees;

	(2)	To the Swap Provider, any Net Swap Payment or any Swap Termination Payment (not triggered by a Swap Provider Trigger Event) owed to the Swap Provider pursuant to the swap agreement;

	(3)	To pay Accrued Note Interest to the Class A Notes (pro rata);

	(4)	To pay Accrued Note Interest to Classes M1, M2, M3, M4, M5, M6, B1, B2, B3, and B4 sequentially;

	(5)	To pay to the Indenture Trustee, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Indenture;

	(6)	To pay the holders of the Offered Notes in respect of principal (in the order of priority as described herein under “Principal Priority of Payments”), to maintain the Overcollateralization Target Amount;

	(7)	To pay, sequentially, to Classes A (pro rata), M1, M2, M3, M4, M5, M6, B1, B2, B3, and B4 any Basis Risk Carry Forward Amount;

	(8)	To pay, sequentially, to Classes, M1, M2, M3, M4, M5, M6, B1, B2, B3, and B4 any deferred interest in respect of any principal deficiency allocated to any such Class M and Class B Notes;

	(9)	To the Swap Provider, any Swap Termination Payment (triggered by a Swap Provider Trigger Event);

	(10)	Any amount payable by the Trust to purchase a substitute swap agreement; and

	(11)	To pay any remaining amounts to the holders of the equity of the Trust.

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust Series 2005-2 Page 10

Principal Priority of Payments:	On each Payment Date, the principal received or advanced will be used to pay any Net Swap Payments or swap termination payment due to the Swap Provider (not triggered by a Swap Provider Trigger Event) and remaining unpaid (after application of interest received or advanced for this purpose on such Payment Date) and then in the following order of priority, in each case, to the extent of funds remaining:

Prior to the Stepdown Date, or if a Trigger Event is in effect, the Class A Notes (as described in the Class A Principal Priority of Payments) will receive the principal collected on the related Mortgage Loans plus any Excess Interest required to maintain the Overcollateralization Target Amount until the aggregate Note Principal Balances of the Class A Notes has been reduced to zero. Prior to the Stepdown Date, principal will be paid to the Subordinate Notes sequentially, provided however that the Subordinate Notes will not receive any principal payments until the Stepdown Date, unless the Class A Notes are paid in full.

On or after the Stepdown Date, if no Trigger Event is in effect, principal paid on the Class A Notes (as described in the Class A Principal Priority of Payments) will be an amount such that the Class A Notes will maintain a 43.10% Target Credit Enhancement Percentage (based on 2x the Class A Initial Target Credit Enhancement Percentage).

On or after the Stepdown Date, if no Trigger Event is in effect, principal will be paid on the Subordinate Notes in the following order:

	(1)	To the Class M1 Notes until it reaches a 35.80% Target Credit Enhancement Percentage (based on 2x the Class M1 Initial Target Credit Enhancement Percentage);

	(2)	To the Class M2 Notes until it reaches a 29.30% Target Credit Enhancement Percentage (based on 2x the Class M2 Initial Target Credit Enhancement Percentage);

	(3)	To the Class M3 Notes until it reaches 25.40% Target Credit Enhancement Percentage (based on 2x the Class M3 Initial Target Credit Enhancement Percentage);

	(4)	To the Class M4 Notes until it reaches a 21.70%Target Credit Enhancement Percentage (based on 2x the Class M4 Initial Target Credit Enhancement Percentage);

	(5)	To the Class M5 Notes until it reaches a 18.50% Target Credit Enhancement Percentage (based on 2x the Class M5 Initial Target Credit Enhancement Percentage);

	(6)	To the Class M6 Notes until it reaches a 15.30% Target Credit Enhancement Percentage (based on 2x the Class M6 Initial Target Credit Enhancement Percentage);

	(7)	To the Class B1 Notes, until it reaches a 12.50% Target Credit Enhancement Percentage (based on 2x the Class B1 Initial Target Credit Enhancement Percentage);

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust Series 2005-2 Page 11

	(8)	To the Class B2 Notes, until it reaches a 10.00% Target Credit Enhancement Percentage (based on 2x the Class B2 Initial Target Credit Enhancement Percentage) and

	(9)	To the Class B3 Notes, until it reaches a 7.80% Target Credit Enhancement Percentage (based on 2x the Class B3 Initial Target Credit Enhancement Percentage).

	(10)	To the Class B4 Notes, until it reaches a 5.00% Target Credit Enhancement Percentage (based on 2x the Class B4 Initial Target Credit Enhancement Percentage).

Any principal received or advanced remaining will be distributed alongside interest received or advanced as described in clauses (6) through and including (11) in the section “Interest Priority of Payments.”

Class A Principal Priority of Payments:	The Class A Principal Payment Amount will be allocated concurrently, based on an allocation percentage equal to the percentage of principal received for the related Loan Group over the total principal received, as follows:

	(a)	Sequentially to the Class IA1, Class IA2 and Class IA3 Notes, in that order; and

(b)

Concurrently to the Class 2A1 Notes and Class 2A2 Notes, pro rata, if such Payment Date is (i) prior to the Stepdown Date and cumulative realized losses on Loan Group II for such Payment Date as a percentage of the Cut-off Date Aggregate Stated Principal Balance of Loan Group II are less than 3.40% or (ii) on or after the Stepdown Date and no Trigger Event is in effect. If such conditions are not satisfied on any Payment Date, the Class 2A1 Notes and Class 2A2 Notes will be allocated principal sequentially, until their respective Note principal balances have been reduced to zero.

Initial Target Credit Enhancement (% of Initial Collateral Balance):
	Class A Notes	21.55%
	Class M1 Notes	17.90%
	Class M2 Notes	14.65%
	Class M3 Notes	12.70%
	Class M4 Notes	10.85%
	Class M5 Notes	9.25%
	Class M6 Notes	7.65%
	Class B1 Notes	6.25%
	Class B2 Notes	5.00%
	Class B3 Notes	3.90%
	Class B4 Notes	2.50%

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust Series 2005-2 Page 12

Target Credit Enhancement

Percentage On or After Stepdown

Date (% of Current Collateral

Balance):

Class A Notes	43.10%
Class M1 Notes	35.80%
Class M2 Notes	29.30%
Class M3 Notes	25.40%
Class M4 Notes	21.70%
Class M5 Notes	18.50%
Class M6 Notes	15.30%
Class B1 Notes	12.50%
Class B2 Notes	10.00%
Class B3 Notes	7.80%
Class B4 Notes	5.00%

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust Series 2005-2 Page 13

Available Funds Cap Schedule (1)

PERIOD	EFFECTIVE RATE (2) (%)	PERIOD	EFFECTIVE RATE (2) (%)
1	15.00	42	13.92
2	15.00	43	13.53
3	15.00	44	13.86
4	15.00	45	13.48
5	15.00	46	13.45
6	15.00	47	14.72
7	15.00	48	13.53
8	15.00	49	11.77
9	15.00	50	11.38
10	15.00	51	11.76
11	15.00	52	11.37
12	15.00	53	11.49
13	15.00	54	11.87
14	15.00	55	11.48
15	15.00	56	11.86
16	15.00	57	11.47
17	15.00	58	11.46
18	15.00	59	12.69
19	15.00	60	11.47
20	15.00	61	11.84
21	15.00	62	11.45
22	15.00	63	11.83
23	15.00	64	11.44
24	15.00	65	11.43
25	11.95	66	11.81
26	11.75	67	11.42
27	12.08	68	11.79
28	11.78	69	11.40
29	11.89	70	11.40
30	12.81	71	12.61
31	12.48	72	11.39
32	12.77	73	11.76
33	12.44	74	11.37
34	12.43	75	11.74
35	13.22	76	11.35
36	13.20	77	11.35
37	13.69	78	11.72
38	12.92	79	11.33
39	13.23	80	11.70
40	12.86	81	11.32
41	12.97	82	11.31

(1)	Assumes One-Month LIBOR and Six-Month LIBOR remain constant at 20.00%.
(2)	The effective Available Funds cap rate (“Effective Rate”) is a per annum rate equal to the lesser of (X) the Maximum Note Rate or (Y) the product of (i) 360 divided by the actual number of days in the Accrual Period for the Notes and (ii) the quotient of (A) the amount of interest from the mortgage loans in the related Due Period, less any applicable expenses, plus the swap payment into the trust allocable to the mortgage loans, if any, less swap payments out of the trust, if any, divided by (B) the Note Balance at the beginning of the related Due Period.

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust Series 2005-2 Page 14

Prepayment Sensitivity Tables

Class 1A-1 (to call / to maturity) % of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	12.29	1.59	1.22	1.00	0.85	0.74
Modified Duration (years)	9.72	1.52	1.17	0.97	0.82	0.72
First Principal Payment	5/25/2005	5/25/2005	5/25/2005	5/25/2005	5/25/2005	5/25/2005
Last Principal Payment	9/25/2024	3/25/2008	5/25/2007	2/25/2007	10/25/2006	7/25/2006
Principal Lockout (months)	0	0	0	0	0	0
Principal Window (months)	233	35	25	22	18	15
Illustrative Yield @ Par (30/360)	3.220%	3.220%	3.220%	3.220%	3.220%	3.220%

Class 1A-2 (to call) % of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	24.15	6.35	4.23	3.00	2.07	1.79
Modified Duration (years)	16.37	5.54	3.83	2.79	1.97	1.71
First Principal Payment	9/25/2024	3/25/2008	5/25/2007	2/25/2007	10/25/2006	7/25/2006
Last Principal Payment	2/25/2034	1/25/2019	8/25/2014	2/25/2012	3/25/2008	6/25/2007
Principal Lockout (months)	232	34	24	21	17	14
Principal Window (months)	114	131	88	61	18	12
Illustrative Yield @ Par (30/360)	3.310%	3.310%	3.310%	3.310%	3.310%	3.310%

Class 1A-2 (to maturity) % of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	24.15	6.36	4.23	3.00	2.07	1.79
Modified Duration (years)	16.37	5.54	3.83	2.79	1.97	1.71
First Principal Payment	9/25/2024	3/25/2008	5/25/2007	2/25/2007	10/25/2006	7/25/2006
Last Principal Payment	2/25/2034	4/25/2019	9/25/2014	3/25/2012	3/25/2008	6/25/2007
Principal Lockout (months)	232	34	24	21	17	14
Principal Window (months)	114	134	89	62	18	12
Illustrative Yield @ Par (30/360)	3.310%	3.310%	3.310%	3.310%	3.310%	3.310%

Class 1A-3 (to call) % of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	28.82	13.74	9.32	6.83	4.65	2.32
Modified Duration (years)	18.06	10.80	7.86	5.99	4.22	2.19
First Principal Payment	2/25/2034	1/25/2019	8/25/2014	2/25/2012	3/25/2008	6/25/2007
Last Principal Payment	2/25/2034	1/25/2019	8/25/2014	2/25/2012	6/25/2010	10/25/2007
Principal Lockout (months)	345	164	111	81	34	25
Principal Window (months)	1	1	1	1	28	5
Illustrative Yield @ Par (30/360)	3.440%	3.440%	3.440%	3.450%	3.440%	3.440%

Class 1A-3 (to maturity) % of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	29.38	18.59	13.05	9.67	6.88	2.32
Modified Duration (years)	18.26	13.43	10.27	8.04	5.94	2.19
First Principal Payment	2/25/2034	4/25/2019	9/25/2014	3/25/2012	3/25/2008	6/25/2007
Last Principal Payment	3/25/2035	10/25/2031	10/25/2025	10/25/2020	6/25/2017	10/25/2007
Principal Lockout (months)	345	167	112	82	34	25
Principal Window (months)	14	151	134	104	112	5
Illustrative Yield @ Par (30/360)	3.450%	3.510%	3.520%	3.530%	3.540%	3.440%

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust Series 2005-2 Page 15

Prepayment Sensitivity Tables

Class 2A-1 (to call) % of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	18.92	4.63	3.17	2.33	1.68	1.35
Modified Duration (years)	13.31	4.02	2.87	2.16	1.59	1.29
First Principal Payment	5/25/2005	5/25/2005	5/25/2005	5/25/2005	5/25/2005	5/25/2005
Last Principal Payment	2/25/2034	1/25/2019	8/25/2014	2/25/2012	6/25/2010	10/25/2007
Principal Lockout (months)	0	0	0	0	0	0
Principal Window (months)	346	165	112	82	62	30
Illustrative Yield @ Par (30/360)	3.340%	3.340%	3.340%	3.340%	3.340%	3.340%

Class 2A-1 (to maturity) % of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	18.96	4.93	3.40	2.50	1.80	1.35
Modified Duration (years)	13.33	4.19	3.02	2.29	1.69	1.29
First Principal Payment	5/25/2005	5/25/2005	5/25/2005	5/25/2005	5/25/2005	5/25/2005
Last Principal Payment	3/25/2035	1/25/2031	11/25/2024	1/25/2020	6/25/2016	10/25/2007
Principal Lockout (months)	0	0	0	0	0	0
Principal Window (months)	359	309	235	177	134	30
Illustrative Yield @ Par (30/360)	3.340%	3.350%	3.350%	3.350%	3.350%	3.340%

Class 2A-2 (to call) % of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	18.92	4.63	3.17	2.33	1.68	1.35
Modified Duration (years)	13.25	4.01	2.86	2.16	1.59	1.29
First Principal Payment	5/25/2005	5/25/2005	5/25/2005	5/25/2005	5/25/2005	5/25/2005
Last Principal Payment	2/25/2034	1/25/2019	8/25/2014	2/25/2012	6/25/2010	10/25/2007
Principal Lockout (months)	0	0	0	0	0	0
Principal Window (months)	346	165	112	82	62	30
Illustrative Yield @ Par (30/360)	3.390%	3.390%	3.390%	3.390%	3.390%	3.390%

Class 2A-2 (to maturity) % of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	18.96	4.93	3.40	2.50	1.80	1.35
Modified Duration (years)	13.26	4.18	3.02	2.28	1.69	1.29
First Principal Payment	5/25/2005	5/25/2005	5/25/2005	5/25/2005	5/25/2005	5/25/2005
Last Principal Payment	3/25/2035	1/25/2031	11/25/2024	1/25/2020	6/25/2016	10/25/2007
Principal Lockout (months)	0	0	0	0	0	0
Principal Window (months)	359	309	235	177	134	30
Illustrative Yield @ Par (30/360)	3.390%	3.400%	3.410%	3.410%	3.410%	3.390%

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust Series 2005-2 Page 16

Prepayment Sensitivity Tables

Class M-1 (to call) % of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.55	9.11	6.10	4.88	5.08	2.68
Modified Duration (years)	16.98	7.54	5.34	4.39	4.58	2.52
First Principal Payment	12/25/2027	9/25/2009	5/25/2008	1/25/2009	1/25/2010	10/25/2007
Last Principal Payment	2/25/2034	1/25/2019	8/25/2014	2/25/2012	6/25/2010	2/25/2008
Principal Lockout (months)	271	52	36	44	56	29
Principal Window (months)	75	113	76	38	6	5
Illustrative Yield @ Par (30/360)	3.540%	3.540%	3.540%	3.540%	3.540%	3.540%

Class M-1 (to maturity) % of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.66	9.99	6.77	5.39	5.64	2.68
Modified Duration (years)	17.02	8.03	5.77	4.76	5.02	2.52
First Principal Payment	12/25/2027	9/25/2009	5/25/2008	1/25/2009	1/25/2010	10/25/2007
Last Principal Payment	2/25/2035	3/25/2029	10/25/2022	5/25/2018	6/25/2015	2/25/2008
Principal Lockout (months)	271	52	36	44	56	29
Principal Window (months)	87	235	174	113	66	5
Illustrative Yield @ Par (30/360)	3.540%	3.550%	3.550%	3.550%	3.560%	3.540%

Class M-2 (to call) % of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.55	9.11	6.10	4.78	4.60	3.43
Modified Duration (years)	16.94	7.53	5.33	4.30	4.18	3.17
First Principal Payment	12/25/2027	9/25/2009	5/25/2008	11/25/2008	6/25/2009	2/25/2008
Last Principal Payment	2/25/2034	1/25/2019	8/25/2014	2/25/2012	6/25/2010	3/25/2009
Principal Lockout (months)	271	52	36	42	49	33
Principal Window (months)	75	113	76	40	13	14
Illustrative Yield @ Par (30/360)	3.560%	3.560%	3.560%	3.560%	3.560%	3.560%

Class M-2 (to maturity) % of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.66	9.97	6.75	5.27	4.99	5.42
Modified Duration (years)	16.98	8.01	5.75	4.66	4.48	4.76
First Principal Payment	12/25/2027	9/25/2009	5/25/2008	11/25/2008	6/25/2009	2/25/2008
Last Principal Payment	1/25/2035	7/25/2028	2/25/2022	11/25/2017	1/25/2015	12/25/2014
Principal Lockout (months)	271	52	36	42	49	33
Principal Window (months)	86	227	166	109	68	83
Illustrative Yield @ Par (30/360)	3.560%	3.570%	3.570%	3.570%	3.570%	3.630%

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust Series 2005-2 Page 17

Prepayment Sensitivity Tables

Class M-3 (to call) % of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.55	9.11	6.10	4.72	4.33	3.91
Modified Duration (years)	16.84	7.51	5.32	4.24	3.94	3.59
First Principal Payment	12/25/2027	9/25/2009	5/25/2008	9/25/2008	3/25/2009	3/25/2009
Last Principal Payment	2/25/2034	1/25/2019	8/25/2014	2/25/2012	6/25/2010	3/25/2009
Principal Lockout (months)	271	52	36	40	46	46
Principal Window (months)	75	113	76	42	16	1
Illustrative Yield @ Par (30/360)	3.610%	3.610%	3.610%	3.610%	3.610%	3.610%

Class M-3 (to maturity) % of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.66	9.95	6.73	5.19	4.71	5.96
Modified Duration (years)	16.88	7.97	5.73	4.59	4.24	5.27
First Principal Payment	12/25/2027	9/25/2009	5/25/2008	9/25/2008	3/25/2009	8/25/2010
Last Principal Payment	1/25/2035	9/25/2027	5/25/2021	4/25/2017	7/25/2014	7/25/2012
Principal Lockout (months)	271	52	36	40	46	63
Principal Window (months)	86	217	157	104	65	24
Illustrative Yield @ Par (30/360)	3.610%	3.620%	3.630%	3.630%	3.630%	3.690%

Class M-4 (to call) % of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.55	9.11	6.10	4.69	4.18	3.91
Modified Duration (years)	16.56	7.46	5.29	4.20	3.80	3.58
First Principal Payment	12/25/2027	9/25/2009	5/25/2008	8/25/2008	1/25/2009	3/25/2009
Last Principal Payment	2/25/2034	1/25/2019	8/25/2014	2/25/2012	6/25/2010	3/25/2009
Principal Lockout (months)	271	52	36	39	44	46
Principal Window (months)	75	113	76	43	18	1
Illustrative Yield @ Par (30/360)	3.750%	3.750%	3.750%	3.750%	3.750%	3.750%

Class M-4 (to maturity) % of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.66	9.92	6.70	5.14	4.55	5.07
Modified Duration (years)	16.60	7.90	5.68	4.53	4.09	4.54
First Principal Payment	12/25/2027	9/25/2009	5/25/2008	8/25/2008	1/25/2009	11/25/2009
Last Principal Payment	1/25/2035	2/25/2027	11/25/2020	11/25/2016	3/25/2014	4/25/2012
Principal Lockout (months)	271	52	36	39	44	54
Principal Window (months)	86	210	151	100	63	30
Illustrative Yield @ Par (30/360)	3.750%	3.770%	3.770%	3.780%	3.780%	3.820%

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust Series 2005-2 Page 18

Prepayment Sensitivity Tables

Class M-5 (to call) % of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.55	9.11	6.10	4.66	4.08	3.91
Modified Duration (years)	16.50	7.45	5.29	4.17	3.71	3.57
First Principal Payment	12/25/2027	9/25/2009	5/25/2008	8/25/2008	11/25/2008	3/25/2009
Last Principal Payment	2/25/2034	1/25/2019	8/25/2014	2/25/2012	6/25/2010	3/25/2009
Principal Lockout (months)	271	52	36	39	42	46
Principal Window (months)	75	113	76	43	20	1
Illustrative Yield @ Par (30/360)	3.780%	3.780%	3.780%	3.780%	3.790%	3.780%

Class M-5 (to maturity) % of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.65	9.89	6.68	5.10	4.43	4.60
Modified Duration (years)	16.54	7.87	5.66	4.49	3.98	4.14
First Principal Payment	12/25/2027	9/25/2009	5/25/2008	8/25/2008	11/25/2008	7/25/2009
Last Principal Payment	12/25/2034	6/25/2026	4/25/2020	5/25/2016	11/25/2013	12/25/2011
Principal Lockout (months)	271	52	36	39	42	50
Principal Window (months)	85	202	144	94	61	30
Illustrative Yield @ Par (30/360)	3.780%	3.800%	3.810%	3.810%	3.810%	3.830%

Class M-6 (to call) % of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.55	9.11	6.10	4.64	4.01	3.91
Modified Duration (years)	16.43	7.43	5.28	4.15	3.64	3.57
First Principal Payment	12/25/2027	9/25/2009	5/25/2008	7/25/2008	10/25/2008	3/25/2009
Last Principal Payment	2/25/2034	1/25/2019	8/25/2014	2/25/2012	6/25/2010	3/25/2009
Principal Lockout (months)	271	52	36	38	41	46
Principal Window (months)	75	113	76	44	21	1
Illustrative Yield @ Par (30/360)	3.820%	3.830%	3.830%	3.830%	3.830%	3.820%

Class M-6 (to maturity) % of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.65	9.85	6.64	5.05	4.33	4.28
Modified Duration (years)	16.46	7.83	5.63	4.44	3.90	3.88
First Principal Payment	12/25/2027	9/25/2009	5/25/2008	7/25/2008	10/25/2008	3/25/2009
Last Principal Payment	12/25/2034	9/25/2025	8/25/2019	12/25/2015	6/25/2013	9/25/2011
Principal Lockout (months)	271	52	36	38	41	46
Principal Window (months)	85	193	136	90	57	31
Illustrative Yield @ Par (30/360)	3.830%	3.840%	3.850%	3.850%	3.850%	3.850%

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust Series 2005-2 Page 19

Prepayment Sensitivity Tables

Class B-1 (to call) % of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.55	9.11	6.10	4.63	3.94	3.81
Modified Duration (years)	15.40	7.22	5.17	4.08	3.54	3.44
First Principal Payment	12/25/2027	9/25/2009	5/25/2008	6/25/2008	8/25/2008	12/25/2008
Last Principal Payment	2/25/2034	1/25/2019	8/25/2014	2/25/2012	6/25/2010	3/25/2009
Principal Lockout (months)	271	52	36	37	39	43
Principal Window (months)	75	113	76	45	23	4
Illustrative Yield @ Par (30/360)	4.400%	4.400%	4.400%	4.400%	4.400%	4.410%

Class B-1 (to maturity) % of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.65	9.79	6.59	5.00	4.24	4.05
Modified Duration (years)	15.43	7.56	5.47	4.33	3.76	3.64
First Principal Payment	12/25/2027	9/25/2009	5/25/2008	6/25/2008	8/25/2008	12/25/2008
Last Principal Payment	11/25/2034	11/25/2024	12/25/2018	5/25/2015	1/25/2013	4/25/2011
Principal Lockout (months)	271	52	36	37	39	43
Principal Window (months)	84	183	128	84	54	29
Illustrative Yield @ Par (30/360)	4.400%	4.430%	4.440%	4.440%	4.440%	4.440%

Class B-2 (to call) % of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.55	9.11	6.10	4.61	3.89	3.66
Modified Duration (years)	15.23	7.18	5.15	4.04	3.49	3.31
First Principal Payment	12/25/2027	9/25/2009	5/25/2008	6/25/2008	8/25/2008	10/25/2008
Last Principal Payment	2/25/2034	1/25/2019	8/25/2014	2/25/2012	6/25/2010	3/25/2009
Principal Lockout (months)	271	52	36	37	39	41
Principal Window (months)	75	113	76	45	23	6
Illustrative Yield @ Par (30/360)	4.510%	4.510%	4.510%	4.510%	4.510%	4.510%

Class B-2 (to maturity) % of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.64	9.70	6.53	4.93	4.15	3.87
Modified Duration (years)	15.25	7.48	5.41	4.27	3.69	3.48
First Principal Payment	12/25/2027	9/25/2009	5/25/2008	6/25/2008	8/25/2008	10/25/2008
Last Principal Payment	10/25/2034	11/25/2023	2/25/2018	10/25/2014	7/25/2012	12/25/2010
Principal Lockout (months)	271	52	36	37	39	41
Principal Window (months)	83	171	118	77	48	27
Illustrative Yield @ Par (30/360)	4.510%	4.530%	4.540%	4.540%	4.540%	4.540%

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust Series 2005-2 Page 20

Prepayment Sensitivity Tables

Class B-3 (to call) % of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.55	9.11	6.10	4.61	3.85	3.55
Modified Duration (years)	14.40	7.00	5.06	3.99	3.41	3.18
First Principal Payment	12/25/2027	9/25/2009	5/25/2008	6/25/2008	7/25/2008	9/25/2008
Last Principal Payment	2/25/2034	1/25/2019	8/25/2014	2/25/2012	6/25/2010	3/25/2009
Principal Lockout (months)	271	52	36	37	38	40
Principal Window (months)	75	113	76	45	24	7
Illustrative Yield @ Par (30/360)	5.020%	5.020%	5.020%	5.020%	5.020%	5.030%

Class B-3 (to maturity) % of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.62	9.58	6.43	4.86	4.05	3.72
Modified Duration (years)	14.42	7.23	5.26	4.16	3.56	3.32
First Principal Payment	12/25/2027	9/25/2009	5/25/2008	6/25/2008	7/25/2008	9/25/2008
Last Principal Payment	9/25/2034	10/25/2022	4/25/2017	2/25/2014	1/25/2012	7/25/2010
Principal Lockout (months)	271	52	36	37	38	40
Principal Window (months)	82	158	108	69	43	23
Illustrative Yield @ Par (30/360)	5.020%	5.050%	5.060%	5.060%	5.060%	5.060%

Class B-4 (to call) % of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.55	9.11	6.10	4.59	3.82	3.46
Modified Duration (years)	12.73	6.61	4.85	3.84	3.29	3.03
First Principal Payment	12/25/2027	9/25/2009	5/25/2008	5/25/2008	6/25/2008	7/25/2008
Last Principal Payment	2/25/2034	1/25/2019	8/25/2014	2/25/2012	6/25/2010	3/25/2009
Principal Lockout (months)	271	52	36	36	37	38
Principal Window (months)	75	113	76	46	25	9
Illustrative Yield @ Par (30/360)	6.220%	6.220%	6.220%	6.220%	6.220%	6.220%

Class B-4 (to maturity) % of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.59	9.34	6.25	4.71	3.91	3.54
Modified Duration (years)	12.74	6.71	4.93	3.92	3.36	3.09
First Principal Payment	12/25/2027	9/25/2009	5/25/2008	5/25/2008	6/25/2008	7/25/2008
Last Principal Payment	7/25/2034	6/25/2021	5/25/2016	5/25/2013	6/25/2011	1/25/2010
Principal Lockout (months)	271	52	36	36	37	38
Principal Window (months)	80	142	97	61	37	19
Illustrative Yield @ Par (30/360)	6.220%	6.240%	6.240%	6.250%	6.250%	6.250%

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust Series 2005-2 Page 21

Excess Spread

(Assumes Pricing Prepayment Speed, Excludes Basis Risk Shortfalls)

Period	1-month Forward LIBOR Curve (%)	6-month Forward LIBOR Curve (%)	Excess Spread (Static LIBOR) (%)	Excess Spread (Forward LIBOR) (%)	Period	1-month Forward LIBOR Curve (%)	6-month Forward LIBOR Curve (%)	Excess Spread (Static LIBOR) (%)	Excess Spread (Forward LIBOR) (%)
1	3.0500	3.4600	2.8827	2.8827	42	4.7729	4.9121	4.4257	4.0962
2	3.1263	3.5573	2.4744	2.4719	43	4.7941	4.9315	4.3300	3.9315
3	3.2892	3.7120	2.5161	2.5018	44	4.8145	4.9499	4.4319	4.0600
4	3.4170	3.8510	2.5255	2.4928	45	4.8341	4.9673	4.3352	3.8944
5	3.5563	3.9695	2.5477	2.4900	46	4.8526	4.9835	4.3377	3.8769
6	3.7269	4.0611	2.5906	2.5008	47	4.8701	4.9987	4.6383	4.3221
7	3.9041	4.1220	2.5863	2.4512	48	4.8865	5.0128	4.3425	3.9191
8	4.0368	4.1554	2.6300	2.4601	49	4.9018	5.0259	4.5769	3.9542
9	4.0955	4.1718	2.6175	2.4138	50	4.9160	5.0380	4.4625	3.7652
10	4.0941	4.1870	2.6305	2.4105	51	4.9292	5.0491	4.5727	3.9198
11	4.0755	4.2137	2.7426	2.5307	52	4.9414	5.0593	4.4583	3.7318
12	4.0748	4.2554	2.6518	2.4079	53	4.9525	5.0687	4.4561	3.7257
13	4.0996	4.3084	2.6985	2.4413	54	4.9628	5.0773	4.5663	3.9226
14	4.1379	4.3673	2.6715	2.3845	55	4.9723	5.0852	4.4517	3.7359
15	4.1924	4.4285	2.7206	2.4126	56	4.9810	5.0924	4.5619	3.8965
16	4.2597	4.4872	2.6902	2.3409	57	4.9889	5.0989	4.4472	3.7106
17	4.3262	4.5396	2.6992	2.3153	58	4.9962	5.1047	4.4449	3.6989
18	4.3893	4.5842	2.7517	2.3437	59	5.0028	5.1099	4.7853	4.2237
19	4.4470	4.6200	2.7163	2.2632	60	5.0088	5.1146	4.4549	3.7295
20	4.4961	4.6466	2.7710	2.2982	61	5.0141	5.1187	4.5650	3.8942
21	4.5350	4.6649	2.7324	2.2171	62	5.0188	5.1223	4.4500	3.7100
22	4.5641	4.6760	2.7401	2.1980	63	5.0230	5.1256	4.5601	3.8761
23	4.5843	4.6813	3.1518	2.6390	64	5.0266	5.1287	4.4450	3.6926
24	4.5953	4.6825	3.9154	4.1606	65	5.0297	5.1317	4.4424	3.6892
25	4.5997	4.6815	4.4333	3.9780	66	5.0326	5.1349	4.5525	3.8697
26	4.6002	4.6798	4.3176	3.8221	67	5.0354	5.1384	4.4372	3.6864
27	4.5975	4.6786	4.3948	3.9369	68	5.0381	5.1425	4.5473	3.8544
28	4.5937	4.6791	4.2966	3.7986	69	5.0411	5.1474	4.4318	3.6706
29	4.5906	4.6821	4.3235	3.9219	70	5.0445	5.1534	4.4291	3.6620
30	4.5892	4.6880	4.4174	4.0585	71	5.0486	5.1605	4.7649	4.1850
31	4.5901	4.6971	4.3177	3.9152	72	5.0536	5.1690	4.4236	3.6661
32	4.5942	4.7094	4.4121	4.0447	73	5.0599	5.1790	4.5337	3.8312
33	4.6019	4.7246	4.3115	3.8950	74	5.0675	5.1906	4.4179	3.6418
34	4.6129	4.7422	4.3082	3.8807	75	5.0765	5.2036	4.5280	3.8046
35	4.6270	4.7618	4.5168	4.2368	76	5.0872	5.2180	4.4121	3.6115
36	4.6445	4.7828	4.3214	4.0069	77	5.0995	5.2336	4.4091	3.6032
37	4.6638	4.8046	4.4063	4.1327	78	5.1132	5.2503	4.5192	3.8090
38	4.6846	4.8268	4.2636	3.8814	79	5.1283	5.2676	4.4030	3.6100
39	4.7066	4.8489	4.3984	4.0384	80	5.1447	5.2852	4.5131	3.7677
40	4.7289	4.8706	4.3133	3.8857	81	5.1617	5.3028	4.3968	3.5656
41	4.7510	4.8917	4.3204	3.8877	82	5.1795	5.3199	4.3936	3.5423

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust Series 2005-2 Page 22

Breakeven CDR Table*

The tables below describe the Constant Default Rate (“CDR”), and the related cumulative loss on the Mortgage Loans that can be sustained without the referenced Class incurring a principal deficiency. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include the following: (1) 100% of the Prepayment Assumption, (2) 40% loss severity, (3) 12-month lag from default to loss, (4) triggers fail (i.e., no stepdown).

	Static LIBOR		Forward LIBOR
	CDR Break %	Cumulative Loss %	CDR Break %	Cumulative Loss %
Class M1	29.60	22.00	28.76	21.63
Class M2	23.91	19.27	23.02	18.81
Class M3	20.88	17.62	19.96	17.10
Class M4	18.21	16.04	17.29	15.47
Class M5	16.07	14.67	15.14	14.05
Class M6	14.05	13.28	13.11	12.61
Class B1	12.31	12.00	11.37	11.29
Class B2	10.84	10.86	9.90	10.11
Class B3	9.54	9.80	8.62	9.03
Class B4	8.14	8.59	7.35	7.89

*	Assumes Group II Mortgage Loans with cumulative losses greater than 3.40% and the Class 2A Notes are paid sequentially.

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

BEAR, STEARNS & CO. INC.
ATLANTA • BOSTON • CHICAGO	ASSET-BACKED SECURITIES GROUP
DALLAS • LOS ANGELES • NEW YORK • SAN FRANCISCO	383 Madison Avenue
FRANKFURT • GENEVA • HONG KONG	New York, N.Y. 10179
LONDON • PARIS • TOKYO	(212) 272-2000; (212) 272-7294 fax

New Issue Computational Materials

(Part II of II)

$1,073,976,000 (Approximate)

People’s Choice Home Loan Securities Trust 2005-2

Issuer

People’s Choice Home Loan Securities Corp.

Depositor

People’s Choice Funding, Inc.

Seller

April 12th, 2005

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Summary: Aggregate

Total Number of Loans	5,958
Total Outstanding Loan Balance	$1,101,513,802
Average Loan Balance	$184,880
Fixed Rate	18.23%
Adjustable Rate	81.77%
Prepayment Penalty Coverage	88.88%
Weighted Average Coupon	7.261%
Weighted Average Margin	5.293%
Weighted Average Initial Periodic Cap	2.838%
Weighted Average Periodic Cap	1.001%
Weighted Average Maximum Rate	13.345%
Weighted Average Floor	7.181%
Weighted Average Original Term (mo.)	359
Weighted Average Remaining Term (mo.)	357
Weighted Average CLTV	81.08%
Weighted Average FICO	617

Product Type
2/28 ARM	65.92%
2/28 ARM Interest Only	13.40%
3/27 ARM	1.53%
5/25 ARM	0.92%
Fixed Rate 15Y	0.61%
Fixed Rate 30Y	17.62%

Prepayment Penalty (years)
None	11.12%
6 Months	0.50%
1 Year	7.37%
2 Years	64.83%
3 Years	16.17%

Geographic Distribution (Other States account individually and Less than 5.00% of the Cut-Off Date aggregate principal balance)
California	49.19%
Florida	13.80%
Illinois	5.78%

Largest Zip Code Concentration
93906 – Salinas, CA	0.48%

Occupancy Status
Primary Home	90.19%
Investment	9.81%

Loan Purpose
Purchase	43.11%
Cashout Refinance	51.28%
Rate/Term Refinance	5.61%

Lien Position
First Lien	97.03%
Second Lien	2.97%

Interest Only Period
60 Months	13.40%
None	86.60%

Documentation Type
Full	52.35%
Stated	40.54%
Limited	7.10%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics: Aggregate

Collateral characteristics listed below are as of the Statistical Calculation Date.

Scheduled Principal Balances

Current Balance ($)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
0 - 50,000	621	$24,096,014	2.19%
50,001 - 100,000	1,258	93,496,890	8.49
100,001 - 150,000	1,086	135,020,583	12.26
150,001 - 200,000	818	143,510,069	13.03
200,001 - 250,000	660	148,501,626	13.48
250,001 - 300,000	468	128,635,103	11.68
300,001 - 350,000	355	115,465,971	10.48
350,001 - 400,000	241	90,547,231	8.22
400,001 - 450,000	175	74,396,050	6.75
450,001 - 500,000	125	59,599,751	5.41
500,001 - 550,000	54	28,371,043	2.58
550,001 - 600,000	52	30,109,031	2.73
600,001 - 650,000	23	14,526,282	1.32
650,001 - 700,000	15	10,051,504	0.91
700,001 - 750,000	5	3,637,655	0.33
750,001 - 800,000	2	1,549,000	0.14

Total:	5,958	$1,101,513,802	100.00%

Minimum: $20,626

Maximum: $784,000

Average: $184,880

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics continued: Aggregate

Collateral characteristics listed below are as of the Statistical Calculation Date.

Mortgage Rates

Rate (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
0.000 - 5.000	3	$863,717	0.08%
5.001 - 5.250	5	1,724,427	0.16
5.251 - 5.500	37	11,266,039	1.02
5.501 - 5.750	70	20,520,496	1.86
5.751 - 6.000	224	61,039,675	5.54
6.001 - 6.250	273	71,556,368	6.50
6.251 - 6.500	492	125,235,039	11.37
6.501 - 6.750	465	115,387,071	10.48
6.751 - 7.000	766	174,589,119	15.85
7.001 - 7.250	389	86,210,869	7.83
7.251 - 7.500	519	101,022,075	9.17
7.501 - 7.750	371	70,279,651	6.38
7.751 - 8.000	538	85,280,131	7.74
8.001 - 8.250	187	27,776,237	2.52
8.251 - 8.500	268	34,747,517	3.15
8.501 - 8.750	176	21,775,785	1.98
8.751 - 9.000	244	30,619,685	2.78
9.001 - 9.250	79	7,008,915	0.64
9.251 - 9.500	101	8,332,474	0.76
9.501 - 9.750	63	4,631,879	0.42
9.751 - 10.000	283	18,414,275	1.67
10.001 - 10.250	58	3,736,575	0.34
10.251 - 10.500	64	3,916,908	0.36
10.501 - 10.750	46	3,012,485	0.27
10.751 - 11.000	115	6,204,160	0.56
11.001 - 11.250	31	1,641,623	0.15
11.251 - 11.500	34	2,074,346	0.19
11.501 - 11.750	27	1,188,891	0.11
11.751 - 12.000	15	703,319	0.06
12.001 - 12.250	13	669,270	0.06
12.251 - 12.500	2	84,784	0.01

Total:	5,958	$1,101,513,802	100.00%

Minimum: 4.990%

Maximum: 12.490%

Weighted Average: 7.261%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics continued: Aggregate

Collateral characteristics listed below are as of the Statistical Calculation Date.

Original Terms to Stated Maturity

Original Term (Months)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
180	67	$6,679,232	0.61%
181 - 300	16	1,653,514	0.15
301 - 360	5,875	1,093,181,057	99.24

Total:	5,958	$1,101,513,802	100.00%

Minimum: 180

Maximum.: 360

Weighted Average: 359

Remaining Terms to Stated Maturity

Remaining Term (Months)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
177 - 180	67	$6,679,232	0.61%
181 - 300	16	1,653,514	0.15
301 - 360	5,875	1,093,181,057	99.24

Total:	5,958	$1,101,513,802	100.00%

Minimum: 177

Maximum: 360

Weighted Average: 357

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics continued: Aggregate

Collateral characteristics listed below are as of the Statistical Calculation Date.

Combined Loan- to-Value Ratio

Combined Loan-to-Value Ratio (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
10.01 - 20.00	4	$302,603	0.03%
20.01 - 30.00	20	1,876,205	0.17
30.01 - 40.00	45	5,373,009	0.49
40.01 - 50.00	91	12,711,493	1.15
50.01 - 60.00	173	30,457,880	2.77
60.01 - 70.00	481	89,324,213	8.11
70.01 - 80.00	2,367	509,240,923	46.23
80.01 - 90.00	1,808	333,805,108	30.30
90.01 - 100.00	969	118,422,368	10.75

Total:	5,958	$1,101,513,802	100.00%

Minimum: 15.00%

Maximum: 100.00%

Weighted Average: 81.08%

FICO Score

FICO Score	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
500	21	$3,015,029	0.27%
501 - 525	502	79,001,140	7.17
526 - 550	587	97,762,789	8.88
551 - 575	646	111,789,432	10.15
576 - 600	738	129,718,973	11.78
601 - 625	1,046	204,839,344	18.60
626 - 650	806	160,381,564	14.56
651 - 675	639	122,626,751	11.13
676 - 700	428	85,083,155	7.72
701 - 725	272	52,578,194	4.77
726 - 750	161	30,123,742	2.73
751 - 775	76	17,236,127	1.56
776 - 800	29	5,728,128	0.52
801 - 825	7	1,629,435	0.15

Total:	5,958	$1,101,513,802	100.00%

Minimum: 500

Maximum: 809

Weighted Average: 617

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics continued: Aggregate
Collateral characteristics listed below are as of the Statistical Calculation Date.

Lien Position

Lien Position	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
First Lien	5,405	$1,068,825,725	97.03%
Second Lien	553	32,688,077	2.97

Total:	5,958	$1,101,513,802	100.00%

Loan Purpose

Loan Purpose	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
Cash Out Refinance	2,874	$564,806,331	51.28%
Purchase	2,758	474,874,369	43.11
Rate/Term Refinance	326	61,833,102	5.61

Total:	5,958	$1,101,513,802	100.00%

Property Type

Property Type	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
2 Family	326	$54,727,236	4.97%
3 Family	53	13,482,890	1.22
4 Family	54	14,652,004	1.33
Condominium	452	75,721,591	6.87
Manufactured Home	3	422,150	0.04
PUD	622	132,957,496	12.07
Single Family	4,448	809,550,435	73.49

Total:	5,958	$1,101,513,802	100.00%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics continued: Aggregate
Collateral characteristics listed below are as of the Statistical Calculation Date.

State

State	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
California	2,052	$541,849,055	49.19%
Florida	955	151,977,267	13.80
Illinois	386	63,675,823	5.78
Nevada	264	52,915,502	4.80
Ohio	337	29,947,112	2.72
Michigan	329	28,953,457	2.63
Hawaii	113	27,728,607	2.52
Texas	194	26,321,720	2.39
Georgia	164	23,080,260	2.10
Massachusetts	87	21,516,535	1.95
Maryland	63	13,550,435	1.23
Colorado	71	12,331,693	1.12
Arizona	70	10,953,145	0.99
Tennessee	114	10,189,583	0.93
Washington	55	9,640,403	0.88
Missouri	88	8,499,697	0.77
Pennsylvania	90	7,854,755	0.71
New Mexico	44	6,359,819	0.58
Minnesota	30	5,847,628	0.53
Louisiana	52	5,464,189	0.50
North Carolina	37	5,280,843	0.48
Connecticut	28	4,949,297	0.45
Indiana	54	3,947,230	0.36
Mississippi	56	3,888,332	0.35
South Carolina	37	3,232,140	0.29
Oregon	16	2,793,890	0.25
Utah	18	2,512,598	0.23
Kentucky	20	2,246,308	0.20
Arkansas	27	2,088,662	0.19
Rhode Island	13	2,128,275	0.19
Alaska	5	1,571,290	0.14
Kansas	16	1,587,383	0.14
Oklahoma	23	1,574,338	0.14
Wisconsin	13	1,242,909	0.11
Maine	7	844,295	0.08
Iowa	8	779,147	0.07
Montana	4	607,138	0.06
Nebraska	8	677,245	0.06
Idaho	6	557,125	0.05
Wyoming	4	348,671	0.03

Total:	5,958	$1,101,513,802	100.00%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics continued: Aggregate
Collateral characteristics listed below are as of the Statistical Calculation Date.

Documentation Type

Documentation Type	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
Full	3,419	$576,692,080	52.35%
Limited	330	78,213,634	7.10
Stated	2,209	446,608,088	40.54

Total:	5,958	$1,101,513,802	100.00%

Gross Margin

Gross Margin (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
0.010 - 2.000	1	$372,000	0.04%
2.001 - 2.500	2	595,000	0.07
3.001 - 3.500	186	40,208,881	4.46
3.501 - 4.000	49	11,333,593	1.26
4.001 - 4.500	40	8,378,181	0.93
4.501 - 5.000	81	14,247,140	1.58
5.001 - 5.500	3,310	690,660,940	76.68
5.501 - 6.000	493	103,174,281	11.45
6.001 - 6.500	4	911,945	0.10
6.501 - 7.000	182	30,854,741	3.43

Total:	4,348	$900,736,702	100.00%

Minimum: 1.800%

Maximum: 7.000%

Weighted Average: 5.293%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics continued: Aggregate
Collateral characteristics listed below are as of the Statistical Calculation Date.

Initial Periodic Rate Cap

Initial Periodic Rate Cap (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
2.000	476	$147,641,454	16.39%
3.000	3,871	752,595,248	83.55
6.000	1	500,000	0.06

Total:	4,348	$900,736,702	100.00%

Minimum: 2.000%

Maximum: 6.000%

Weighted Average: 2.838%

Periodic Rate Cap

Periodic Rate Cap (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
1.000	4,347	$900,236,702	99.94%
2.000	1	500,000	0.06

Total:	4,348	$900,736,702	100.00%

Minimum: 1.000%

Maximum: 2.000%

Weighted Average: 1.001%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics continued: Aggregate
Collateral characteristics listed below are as of the Statistical Calculation Date.

Maximum Rate

Maximum Rate (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
10.501 - 11.000	3	$863,717	0.10%
11.001 - 11.500	25	7,359,333	0.82
11.501 - 12.000	150	39,990,266	4.44
12.001 - 12.500	463	119,362,282	13.25
12.501 - 13.000	912	222,057,516	24.65
13.001 - 13.500	819	185,425,677	20.59
13.501 - 14.000	874	172,206,885	19.12
14.001 - 14.500	449	75,784,213	8.41
14.501 - 15.000	352	51,943,816	5.77
15.001 - 15.500	131	13,255,819	1.47
15.501 - 16.000	104	8,588,358	0.95
16.001 - 16.500	29	1,871,839	0.21
16.501 - 17.000	24	1,380,658	0.15
17.001 - 17.500	9	474,237	0.05
17.501 - 18.000	4	172,085	0.02

Total:	4,348	$900,736,702	100.00%

Minimum: 10.990%

Maximum: 17.990%

Weighted Average: 13.345%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics continued: Aggregate
Collateral characteristics listed below are as of the Statistical Calculation Date.

Floor
Floor (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
<=5.500	42	$12,752,137	1.42%
5.501 - 6.000	225	64,590,420	7.17
6.001 - 6.500	584	158,664,360	17.61
6.501 - 7.000	983	241,704,703	26.83
7.001 - 7.500	759	163,226,242	18.12
7.501 - 8.000	754	135,362,978	15.03
8.001 - 8.500	378	55,311,025	6.14
8.501 - 9.000	327	44,780,382	4.97
9.001 - 9.500	127	12,097,277	1.34
9.501 - 10.000	103	8,348,358	0.93
10.001 - 10.500	29	1,871,839	0.21
10.501 - 11.000	24	1,380,658	0.15
11.001 - 11.500	9	474,237	0.05
11.501 - 12.000	4	172,085	0.02

Total:	4,348	$900,736,702	100.00%

Minimum: 4.990%

Maximum: 11.990%

Weighted Average: 7.181%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics continued: Aggregate
Collateral characteristics listed below are as of the Statistical Calculation Date.

Next Rate Adjustment Date
Next Rate Adjustment Date	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
2006-11	1	$86,067	0.01%
2006-12	1	179,406	0.02
2007-01	445	97,775,781	10.86
2007-02	1,561	323,561,988	35.92
2007-03	1,445	297,433,174	33.02
2007-04	748	154,729,223	17.18
2007-12	1	193,088	0.02
2008-01	8	1,769,628	0.20
2008-02	38	7,251,909	0.81
2008-03	35	4,904,515	0.54
2008-04	15	2,754,850	0.31
2010-01	7	1,787,523	0.20
2010-02	13	2,093,850	0.23
2010-03	22	4,014,900	0.45
2010-04	8	2,200,800	0.24

Total:	4,348	$900,736,702	100.00%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Summary: Group I

Total Number of Loans	3,952
Total Outstanding Loan Balance	$782,812,735
Average Loan Balance	$198,080
Fixed Rate	19.14%
Adjustable Rate	80.86%
Prepayment Penalty Coverage	88.83%
Weighted Average Coupon	7.258%
Weighted Average Margin	5.296%
Weighted Average Initial Periodic Cap	2.801%
Weighted Average Periodic Cap	1.001%
Weighted Average Maximum Rate	13.329%
Weighted Average Floor	7.128%
Weighted Average Original Term (mo.)	359
Weighted Average Remaining Term (mo.)	357
Weighted Average CLTV	81.52%
Weighted Average FICO	621

Product Type
2/28 ARM	62.37%
2/28 ARM Interest Only	16.26%
3/27 ARM	1.35%
5/25 ARM	0.88%
Fixed Rate 15 Y	0.69%
Fixed Rate 30 Y	18.45%

Prepayment Penalty (years)
None	11.17%
6 Months	0.59%
1 Year	7.57%
2 Years	64.44%
3 Years	16.22%

Geographic Distribution (Other States account individually and Less than 5.00% of the Cut-Off Date aggregate principal balance)
California	52.61%
Florida	12.70%
Illinois	5.46%

Largest Zip Code Concentration
93906 - Salinas, CA	0.65%

Occupancy Status
Primary Home	92.79%
Investment	7.21%

Loan Purpose
Purchase	51.37%
Cashout Refinance	43.47%
Rate/Term Refinance	5.16%

Lien Position
First Lien	96.48%
Second Lien	3.52%

Interest Only Period
60 Months	16.26%
None	83.74%

Documentation Type
Full	50.52%
Stated	42.63%
Limited	6.85%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics: Group I
Collateral characteristics listed below are as of the Statistical Calculation Date.

Scheduled Principal Balances
Current Balance ($)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
0 - 50,000	464	$18,060,856	2.31%
50,001 - 100,000	854	63,139,389	8.07
100,001 - 150,000	539	66,161,491	8.45
150,001 - 200,000	492	86,610,472	11.06
200,001 - 250,000	419	93,963,218	12.00
250,001 - 300,000	307	84,401,395	10.78
300,001 - 350,000	215	69,694,358	8.90
350,001 - 400,000	221	83,277,689	10.64
400,001 - 450,000	170	72,256,181	9.23
450,001 - 500,000	122	58,144,796	7.43
500,001 - 550,000	53	27,852,990	3.56
550,001 - 600,000	52	30,109,031	3.85
600,001 - 650,000	22	13,902,709	1.78
650,001 - 700,000	15	10,051,504	1.28
700,001 - 750,000	5	3,637,655	0.46
750,001 - 800,000	2	1,549,000	0.20

Total:	3,952	$782,812,735	100.00%

Minimum.: $20,626

Maximum: $784,000

Average.: $198,080

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics continued: Group I
Collateral characteristics listed below are as of the Statistical Calculation Date.

Mortgage Rates
Rate (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
0.000 - 5.000	1	$436,000	0.06%
5.001 - 5.250	3	1,153,030	0.15
5.251 - 5.500	23	8,615,704	1.10
5.501 - 5.750	48	15,728,589	2.01
5.751 - 6.000	141	43,369,463	5.54
6.001 - 6.250	194	55,424,888	7.08
6.251 - 6.500	315	90,959,644	11.62
6.501 - 6.750	304	83,681,958	10.69
6.751 - 7.000	467	120,414,849	15.38
7.001 - 7.250	235	59,176,206	7.56
7.251 - 7.500	293	67,172,342	8.58
7.501 - 7.750	261	53,233,857	6.80
7.751 - 8.000	356	59,050,181	7.54
8.001 - 8.250	122	19,650,717	2.51
8.251 - 8.500	177	22,628,599	2.89
8.501 - 8.750	124	14,518,925	1.85
8.751 - 9.000	169	20,160,632	2.58
9.001 - 9.250	61	5,277,596	0.67
9.251 - 9.500	72	5,339,804	0.68
9.501 - 9.750	43	3,224,971	0.41
9.751 - 10.000	217	14,691,245	1.88
10.001 - 10.250	43	2,837,727	0.36
10.251 - 10.500	50	3,214,917	0.41
10.501 - 10.750	35	2,175,747	0.28
10.751 - 11.000	90	4,929,484	0.63
11.001 - 11.250	27	1,477,910	0.19
11.251 - 11.500	31	1,939,404	0.25
11.501 - 11.750	23	979,645	0.13
11.751 - 12.000	14	654,553	0.08
12.001 - 12.250	11	609,366	0.08
12.251 - 12.500	2	84,784	0.01

Total:	3,952	$782,812,735	100.00%

Minimum.: 5.000%

Maximum: 12.490%

Weighted Average: 7.258%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics continued: Group I
Collateral characteristics listed below are as of the Statistical Calculation Date.

Original Terms to Stated Maturity
Original Term (Months)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
0 - 180	54	$5,365,487	0.69%
181 - 300	14	1,443,786	0.18
301 - 360	3,884	776,003,462	99.13

Total:	3,952	$782,812,735	100.00%

Minimum: 180
Maximum.: 360
Weighted Average: 359
Remaining Terms to Stated Maturity
Remaining Term (Months)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
177 - 180	54	$5,365,487	0.69%
181 - 300	14	1,443,786	0.18
301 - 360	3,884	776,003,462	99.13

Total:	3,952	$782,812,735	100.00%

Minimum: 177
Maximum: 360
Weighted Average: 357

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics continued: Group I
Collateral characteristics listed below are as of the Statistical Calculation Date.

Combined Loan-to-Value Ratio
Combined Loan-to-Value Ratio (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
10.01 - 20.00	3	$212,698	0.03%
20.01 - 30.00	14	1,022,182	0.13
30.01 - 40.00	28	2,939,932	0.38
40.01 - 50.00	55	7,172,237	0.92
50.01 - 60.00	100	17,674,055	2.26
60.01 - 70.00	295	53,002,631	6.77
70.01 - 80.00	1,659	394,523,920	50.40
80.01 - 90.00	1,109	219,144,912	27.99
90.01 - 100.00	689	87,120,168	11.13

Total:	3,952	$782,812,735	100.00%

Minimum.: 15.00%

Maximum: 100.00%

Weighted Average: 81.52%

FICO Score
FICO Score	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
500	16	$2,342,904	0.30%
501 - 525	318	47,784,543	6.10
526 - 550	386	60,381,384	7.71
551 - 575	428	74,217,990	9.48
576 - 600	484	89,283,905	11.41
601 - 625	738	154,903,651	19.79
626 - 650	544	120,371,727	15.38
651 - 675	422	92,400,661	11.80
676 - 700	267	61,155,938	7.81
701 - 725	169	37,961,513	4.85
726 - 750	100	21,925,322	2.80
751 - 775	57	14,449,051	1.85
776 - 800	18	4,180,961	0.53
801 - 825	5	1,453,185	0.19

Total:	3,952	$782,812,735	100.00%

Minimum.: 500

Maximum.: 803

Weighted Average: 621

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics continued: Group I
Collateral characteristics listed below are as of the Statistical Calculation Date.

Lien Position
Lien Position	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
First Lien	3,515	$755,234,201	96.48%
Second Lien	437	27,578,533	3.52

Total:	3,952	$782,812,735	100.00%

Loan Purpose

Loan Purpose	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
Cash Out Refinance	1,675	$340,284,074	43.47%
Purchase	2,070	402,160,740	51.37
Rate/Term Refinance	207	40,367,921	5.16

Total:	3,952	$782,812,735	100.00%

Property Type

Property Type	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
2 Family	216	$36,569,255	4.67%
3 Family	37	9,199,643	1.18
4 Family	32	9,653,338	1.23
Condominium	291	53,323,357	6.81
Manufactured Home	3	422,150	0.05
PUD	443	101,835,655	13.01
Single Family	2,930	571,809,338	73.05

Total:	3,952	$782,812,735	100.00%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics continued: Group I
Collateral characteristics listed below are as of the Statistical Calculation Date.

State
State	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
California	1,463	$411,857,629	52.61%
Florida	585	99,417,779	12.70
Illinois	241	42,702,751	5.46
Nevada	182	38,603,814	4.93
Hawaii	79	20,763,207	2.65
Texas	129	19,858,089	2.54
Michigan	219	19,385,361	2.48
Ohio	220	19,257,672	2.46
Georgia	100	14,151,622	1.81
Massachusetts	53	13,834,778	1.77
Maryland	40	8,783,750	1.12
Colorado	44	8,114,093	1.04
Arizona	46	7,124,373	0.91
Washington	37	6,623,723	0.85
Tennessee	66	5,337,766	0.68
Pennsylvania	63	5,003,002	0.64
Missouri	54	4,576,754	0.58
Minnesota	19	3,955,565	0.51
North Carolina	27	3,821,227	0.49
New Mexico	24	3,308,140	0.42
Louisiana	27	2,781,238	0.36
Mississippi	41	2,724,038	0.35
Indiana	33	2,527,526	0.32
South Carolina	24	2,107,676	0.27
Connecticut	12	2,068,555	0.26
Utah	14	2,024,595	0.26
Rhode Island	10	1,676,794	0.21
Kansas	15	1,522,383	0.19
Alaska	4	1,343,582	0.17
Oregon	6	1,171,761	0.15
Arkansas	18	1,128,740	0.14
Kentucky	8	942,851	0.12
Oklahoma	15	931,811	0.12
Iowa	6	599,397	0.08
Montana	4	607,138	0.08
Wisconsin	9	663,481	0.08
Idaho	4	432,125	0.06
Nebraska	5	443,249	0.06
Maine	2	286,029	0.04
Wyoming	4	348,671	0.04

Total:	3,952	$782,812,735	100.00%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics continued: Group I
Collateral characteristics listed below are as of the Statistical Calculation Date.

Documentation Type

Documentation Type	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
Full	2,231	$395,481,129	50.52%
Stated	1,515	333,697,148	42.63
Limited	206	53,634,458	6.85

Total:	3,952	$782,812,735	100.00%

Gross Margin

Gross Margin (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
1.800 - 2.000	1	$372,000	0.06%
2.001 - 2.500	2	595,000	0.09
3.001 - 3.500	93	25,842,458	4.08
3.501 - 4.000	22	6,559,047	1.04
4.001 - 4.500	18	3,608,004	0.57
4.501 - 5.000	42	9,250,035	1.46
5.001 - 5.500	2,132	500,301,191	79.04
5.501 - 6.000	298	68,292,245	10.79
6.001 - 6.500	2	529,291	0.08
6.501 - 7.000	106	17,634,365	2.79

Total:	2,716	$632,983,636	100.00%

Minimum.: 1.800%

Maximum: 7.000%

Weighted Average: 5.296%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics continued: Group I
Collateral characteristics listed below are as of the Statistical Calculation Date.

Initial Periodic Rate Cap

Initial Periodic Rate Cap (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
2.000	384	$127,316,200	20.11%
3.000	2,331	505,167,436	79.81
6.000	1	500,000	0.08

Total:	2,716	$632,983,636	100.00%

Minimum.: 2.000%

Maximum.: 6.000%

Weighted Average: 2.801%

Periodic Rate Cap

Periodic Rate Cap (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
1.000	2,715	$632,483,636	99.92%
2.000	1	500,000	0.08

Total:	2,716	$632,983,636	100.00%

Minimum.: 1.000%

Maximum.: 2.000%

Weighted Average: 1.001%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics continued: Group I
Collateral characteristics listed below are as of the Statistical Calculation Date.

Maximum Rate

Maximum Rate (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
10.501 - 11.000	1	$436,000	0.07%
11.001 - 11.500	14	5,217,277	0.82
11.501 - 12.000	90	27,132,172	4.29
12.001 - 12.500	299	87,667,338	13.85
12.501 - 13.000	560	155,870,500	24.62
13.001 - 13.500	484	129,703,119	20.49
13.501 - 14.000	554	122,987,821	19.43
14.001 - 14.500	285	53,726,410	8.49
14.501 - 15.000	225	33,601,066	5.31
15.001 - 15.500	87	8,672,572	1.37
15.501 - 16.000	71	5,686,337	0.90
16.001 - 16.500	19	1,067,892	0.17
16.501 - 17.000	15	613,808	0.10
17.001 - 17.500	8	429,237	0.07
17.501 - 18.000	4	172,085	0.03

Total:	2,716	$632,983,636	100.00%

Minimum.: 11.000%

Maximum.: 17.990%

Weighted Average: 13.329%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics continued: Group I
Collateral characteristics listed below are as of the Statistical Calculation Date.

Floor

Floor (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
<=5.500	25	$9,270,689	1.46%
5.501 - 6.000	150	47,761,577	7.55
6.001 - 6.500	400	122,334,042	19.33
6.501 - 7.000	612	172,467,517	27.25
7.001 - 7.500	437	111,058,474	17.55
7.501 - 8.000	464	92,282,234	14.58
8.001 - 8.500	225	35,245,482	5.57
8.501 - 9.000	204	27,320,232	4.32
9.001 - 9.500	83	7,514,030	1.19
9.501 - 10.000	70	5,446,337	0.86
10.001 - 10.500	19	1,067,892	0.17
10.501 - 11.000	15	613,808	0.10
11.001 - 11.500	8	429,237	0.07
11.501 - 12.000	4	172,085	0.03

Total:	2,716	$632,983,636	100.00%

Minimum.: 5.000%

Maximum.: 11.990%

Weighted Average: 7.128%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics continued: Group I
Collateral characteristics listed below are as of the Statistical Calculation Date.

Next Rate Adjustment Date

Next Rate Adjustment Date	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
2006-11	1	$86,067	0.01%
2006-12	1	179,406	0.03
2007-01	279	69,687,969	11.01
2007-02	1,027	232,914,818	36.80
2007-03	888	204,431,954	32.30
2007-04	442	108,252,029	17.10
2007-12	1	193,088	0.03
2008-01	5	1,065,417	0.17
2008-02	29	5,898,452	0.93
2008-03	12	2,202,950	0.35
2008-04	5	1,217,300	0.19
2010-01	4	1,421,059	0.22
2010-02	5	797,327	0.13
2010-03	11	2,574,900	0.41
2010-04	6	2,060,900	0.33

Total:	2,716	$632,983,636	100.00%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Summary: Group II

Total Number of Loans	2,006
Total Outstanding Loan Balance	$318,701,067
Average Loan Balance	$158,874
Fixed Rate	15.99%
Adjustable Rate	84.01%
Prepayment Penalty Coverage	88.99%
Weighted Average Coupon	7.269%
Weighted Average Margin	5.286%
Weighted Average Initial Periodic Cap	2.924%
Weighted Average Periodic Cap	1.000%
Weighted Average Maximum Rate	13.383%
Weighted Average Floor	7.307%
Weighted Average Original Term (mo.)	359
Weighted Average Remaining Term (mo.)	358
Weighted Average CLTV	80.00%
Weighted Average FICO	609

Product Type
2/28 ARM	74.64%
2/28 ARM Interest Only	6.38%
3/27 ARM	1.98%
5/25 ARM	1.02%
Fixed Rate 15 Y	0.41%
Fixed Rate 30 Y	15.57%

Prepayment Penalty (years)
None	11.01%
6 Months	0.29%
1 Year	6.87%
2 Years	65.80%
3 Years	16.04%

Geographic Distribution (Other States account individually and Less than 5.00% of the Cut-Off Date aggregate principal balance)
California	40.79%
Florida	16.49%
Illinois	6.58%

Largest Zip Code Concentration
90220 – Compton, CA	0.59%

Occupancy Status
Primary Home	83.81%
Investment	16.19%

Loan Purpose
Purchase	22.82%
Cashout Refinance	70.45%
Rate/Term Refinance	6.74%

LienPosition
First Lien	98.40%
Second Lien	1.60%

Interest Only Period
60 Months	6.38%
None	93.62%

Documentation Type
Full	56.86%
Stated	35.43%
Limited	7.71%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics: Group II
Collateral characteristics listed below are as of the Statistical Calculation Date.

Scheduled Principal Balances

Current Balance ($)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
0 - 50,000	157	$6,035,158	1.89%
50,001 - 100,000	404	30,357,501	9.53
100,001 - 150,000	547	68,859,091	21.61
150,001 - 200,000	326	56,899,597	17.85
200,001 - 250,000	241	54,538,408	17.11
250,001 - 300,000	161	44,233,708	13.88
300,001 - 350,000	140	45,771,612	14.36
350,001 - 400,000	20	7,269,542	2.28
400,001 - 450,000	5	2,139,870	0.67
450,001 - 500,000	3	1,454,955	0.46
500,001 - 550,000	1	518,054	0.16
600,001 - 650,000	1	623,573	0.20

Total:	2,006	$318,701,067	100.00%

Minimum.: $24,953

Maximum: $623,573

Average.: $158,874

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics continued: Group II
Collateral characteristics listed below are as of the Statistical Calculation Date.

Mortgage Rates

Rate (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
0.001 - 5.000	2	$427,717	0.13%
5.001 - 5.250	2	571,397	0.18
5.251 - 5.500	14	2,650,335	0.83
5.501 - 5.750	22	4,791,907	1.50
5.751 - 6.000	83	17,670,212	5.54
6.001 - 6.250	79	16,131,480	5.06
6.251 - 6.500	177	34,275,396	10.75
6.501 - 6.750	161	31,705,113	9.95
6.751 - 7.000	299	54,174,270	17.00
7.001 - 7.250	154	27,034,663	8.48
7.251 - 7.500	226	33,849,733	10.62
7.501 - 7.750	110	17,045,794	5.35
7.751 - 8.000	182	26,229,950	8.23
8.001 - 8.250	65	8,125,520	2.55
8.251 - 8.500	91	12,118,918	3.80
8.501 - 8.750	52	7,256,861	2.28
8.751 - 9.000	75	10,459,054	3.28
9.001 - 9.250	18	1,731,319	0.54
9.251 - 9.500	29	2,992,670	0.94
9.501 - 9.750	20	1,406,908	0.44
9.751 - 10.000	66	3,723,031	1.17
10.001 - 10.250	15	898,848	0.28
10.251 - 10.500	14	701,991	0.22
10.501 - 10.750	11	836,738	0.26
10.751 - 11.000	25	1,274,676	0.40
11.001 - 11.250	4	163,713	0.05
11.251 - 11.500	3	134,942	0.04
11.501 - 11.750	4	209,246	0.07
11.751 - 12.000	1	48,766	0.02
12.001 - 12.250	2	59,904	0.02

Total:	2,006	$318,701,067	100.00%

Minimum.: 4.990%

Maximum: 12.250%

Weighted Average: 7.269%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics continued: Group II
Collateral characteristics listed below are as of the Statistical Calculation Date.

Original Terms to Stated Maturity
Original Term (Months)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
180	13	$1,313,744	0.41%
181 - 300	2	209,728	0.07
301 - 360	1,991	317,177,595	99.52

Total:	2,006	$318,701,067	100.00%

Minimum: 180
Maximum.: 360
Weighted Average: 359

Remaining Terms to Stated Maturity
Remaining Term (Months)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
178 - 180	13	$1,313,744	0.41%
181 - 300	2	209,728	0.07
301 - 360	1,991	317,177,595	99.52

Total:	2,006	$318,701,067	100.00%

Minimum: 178

Maximum: 360

Weighted Average: 358

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics continued: Group II
Collateral characteristics listed below are as of the Statistical Calculation Date.

Combined Loan-to-Value Ratio
Combined Loan-to-Value Ratio (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
10.01 - 20.00	1	$89,905	0.03%
20.01 - 30.00	6	854,023	0.27
30.01 - 40.00	17	2,433,077	0.76
40.01 - 50.00	36	5,539,256	1.74
50.01 - 60.00	73	12,783,826	4.01
60.01 - 70.00	186	36,321,582	11.40
70.01 - 80.00	708	114,717,003	36.00
80.01 - 90.00	699	114,660,196	35.98
90.01 - 100.00	280	31,302,199	9.82

Total:	2,006	$318,701,067	100.00%

Minimum.: 19.78%

Maximum: 100.00%

Weighted Average: 80.00%

FICO Score
FICO Score	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
500	5	$672,125	0.21%
501 - 525	184	31,216,597	9.79
526 - 550	201	37,381,405	11.73
551 - 575	218	37,571,441	11.79
576 - 600	254	40,435,068	12.69
601 - 625	308	49,935,693	15.67
626 - 650	262	40,009,836	12.55
651 - 675	217	30,226,090	9.48
676 - 700	161	23,927,217	7.51
701 - 725	103	14,616,680	4.59
726 - 750	61	8,198,420	2.57
751 - 775	19	2,787,076	0.87
776 - 800	11	1,547,167	0.49
801 - 825	2	176,250	0.06

Total:	2,006	$318,701,067	100.00%

Minimum.: 500

Maximum.: 809

Weighted Average: 609

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics continued: Group II
Collateral characteristics listed below are as of the Statistical Calculation Date.

Lien Position
Lien Position	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
First Lien	1,890	$313,591,523	98.40%
Second Lien	116	5,109,544	1.60

Total:	2,006	$318,701,067	100.00%

Loan Purpose

Loan Purpose	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
Cash Out Refinance	1,199	$224,522,257	70.45%
Purchase	688	72,713,630	22.82
Rate/Term Refinance	119	21,465,180	6.74

Total:	2,006	$318,701,067	100.00%

Property Type

Property Type	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
2 Family	110	$18,157,981	5.70%
3 Family	16	4,283,248	1.34
4 Family	22	4,998,666	1.57
Condominium	161	22,398,234	7.03
PUD	179	31,121,841	9.77
Single Family	1,518	237,741,097	74.60

Total:	2,006	$318,701,067	100.00%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics continued: Group II
Collateral characteristics listed below are as of the Statistical Calculation Date.

State
State	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
California	589	$129,991,425	40.79%
Florida	370	52,559,488	16.49
Illinois	145	20,973,073	6.58
Nevada	82	14,311,689	4.49
Ohio	117	10,689,440	3.35
Michigan	110	9,568,096	3.00
Georgia	64	8,928,638	2.80
Massachusetts	34	7,681,757	2.41
Hawaii	34	6,965,400	2.19
Texas	65	6,463,632	2.03
Tennessee	48	4,851,817	1.52
Maryland	23	4,766,685	1.50
Colorado	27	4,217,600	1.32
Missouri	34	3,922,943	1.23
Arizona	24	3,828,772	1.20
New Mexico	20	3,051,678	0.96
Washington	18	3,016,680	0.95
Connecticut	16	2,880,741	0.90
Pennsylvania	27	2,851,753	0.89
Louisiana	25	2,682,951	0.84
Minnesota	11	1,892,064	0.59
Oregon	10	1,622,129	0.51
North Carolina	10	1,459,616	0.46
Indiana	21	1,419,704	0.45
Kentucky	12	1,303,457	0.41
Mississippi	15	1,164,295	0.37
South Carolina	13	1,124,463	0.35
Arkansas	9	959,921	0.30
Oklahoma	8	642,527	0.20
Maine	5	558,265	0.18
Wisconsin	4	579,428	0.18
Utah	4	488,003	0.15
Rhode Island	3	451,481	0.14
Alaska	1	227,708	0.07
Nebraska	3	233,997	0.07
Iowa	2	179,750	0.06
Idaho	2	125,000	0.04
Kansas	1	65,000	0.02

Total:	2,006	$318,701,067	100.00%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics continued: Group II
Collateral characteristics listed below are as of the Statistical Calculation Date.

Documentation Type
Documentation Type	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
Full	1,188	$181,210,951	56.86%
Stated	694	112,910,940	35.43
Limited	124	24,579,177	7.71

Total:	2,006	$318,701,067	100.00%

Gross Margin

Gross Margin (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
3.001 - 3.500	93	$14,366,422	5.37%
3.501 - 4.000	27	4,774,547	1.78
4.001 - 4.500	22	4,770,178	1.78
4.501 - 5.000	39	4,997,105	1.87
5.001 - 5.500	1,178	190,359,749	71.10
5.501 - 6.000	195	34,882,036	13.03
6.001 - 6.500	2	382,654	0.14
6.501 - 7.000	76	13,220,375	4.94

Total:	1,632	$267,753,066	100.00%

Minimum.: 3.250%

Maximum: 7.000%

Weighted Average: 5.286%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics continued: Group II

Collateral characteristics listed below are as of the Statistical Calculation Date.

Initial Periodic Rate Cap

Initial Periodic Rate Cap (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
2.000	92	$20,325,254	7.59%
3.000	1,540	247,427,812	92.41

Total:	1,632	$267,753,066	100.00%

Minimum.: 2.000%
Maximum.: 3.000%
Weighted Average: 2.924%

Periodic Rate Cap

Periodic Rate Cap (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
1.000	1,632	$267,753,066	100.00%

Total:	1,632	$267,753,066	100.00%

Minimum.: 1.000%
Maximum.: 1.000%
Weighted Average: 1.000%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics continued: Group II

Collateral characteristics listed below are as of the Statistical Calculation Date.

Maximum Rate

Maximum Rate (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
10.501 - 11.000	2	$427,717	0.16%
11.001 - 11.500	11	2,142,056	0.80
11.501 - 12.000	60	12,858,094	4.80
12.001 - 12.500	164	31,694,943	11.84
12.501 - 13.000	352	66,187,016	24.72
13.001 - 13.500	335	55,722,558	20.81
13.501 - 14.000	320	49,219,064	18.38
14.001 - 14.500	164	22,057,803	8.24
14.501 - 15.000	127	18,342,750	6.85
15.001 - 15.500	44	4,583,247	1.71
15.501 - 16.000	33	2,902,021	1.08
16.001 - 16.500	10	803,947	0.30
16.501 - 17.000	9	766,850	0.29
17.001 - 17.500	1	45,000	0.02

Total:	1,632	$267,753,066	100.00%

Minimum.: 10.990%

Maximum.: 17.350%

Weighted Average: 13.383%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics continued: Group II

Collateral characteristics listed below are as of the Statistical Calculation Date.

Floor

Floor (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
<=5.500	17	$3,481,448	1.30%
5.501 - 6.000	75	16,828,844	6.29
6.001 - 6.500	184	36,330,319	13.57
6.501 - 7.000	371	69,237,186	25.86
7.001 - 7.500	322	52,167,768	19.48
7.501 - 8.000	290	43,080,744	16.09
8.001 - 8.500	153	20,065,543	7.49
8.501 - 9.000	123	17,460,150	6.52
9.001 - 9.500	44	4,583,247	1.71
9.501 - 10.000	33	2,902,021	1.08
10.001 - 10.500	10	803,947	0.30
10.501 - 11.000	9	766,850	0.29
11.001 - 11.500	1	45,000	0.02

Total:	1,632	$267,753,066	100.00%

Minimum.: 4.990%
Maximum.: 11.350%
Weighted Average: 7.307%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-2

Computational Materials

Collateral Characteristics continued: Group II

Collateral characteristics listed below are as of the Statistical Calculation Date.

Next Rate Adjustment Date

Next Rate Adjustment Date	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
2007-01	166	$28,087,812	10.49%
2007-02	534	90,647,169	33.85
2007-03	557	93,001,220	34.73
2007-04	306	46,477,194	17.36
2008-01	3	704,212	0.26
2008-02	9	1,353,457	0.51
2008-03	23	2,701,565	1.01
2008-04	10	1,537,550	0.57
2010-01	3	366,465	0.14
2010-02	8	1,296,523	0.48
2010-03	11	1,440,000	0.54
2010-04	2	139,900	0.05

Total:	1,632	$267,753,066	100.00%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.